EXHIBIT (17)(a)

                 FORM OF VOTING INSTRUCTIONS CARD AND PROXY CARD
                     FOR PHOENIX-ENGEMANN NIFTY FIFTY SERIES

                            VOTING INSTRUCTIONS CARD
         INSTRUCTIONS OF POLICYHOLDER/CONTRACTOWNER FOR VOTING SHARES OF

                          THE PHOENIX EDGE SERIES FUND

These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of the Fund is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

o    Through the Internet at www.proxyweb.com;
o By telephone, with a toll-free call to the Fund's proxy tabulator, at 1-888-221-0697;
o By mail, using the enclosed Voting Instructions Card(s) and postage paid envelope; or
o    In person at the Special Meeting.

     We encourage you to vote by Internet or telephone, using the control number that appears at left. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose please read the enclosed proxy statement before you vote.

     PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. YOUR VOTE IS IMPORTANT.

     The undersigned, being the owner of a variable life insurance policy ("Policyholder") or variable annuity contract ("Contractowner") issued by Phoenix Life Insurance Company and its subsidiaries (together "Phoenix"), hereby instructs Phoenix to cause the shares of Phoenix-Engemann Nifty Fifty Series, a series of The Phoenix Edge Series Fund ("Fund"), allocable to Policyholder's or Contractowner's account identified on this Voting Instructions Card, to be voted at the Special Meeting of Shareholders of the Fund to be held on March 18, 2002 at One American Row, Hartford, Connecticut, and at any and all adjournments or postponements thereof, in the manner directed below with respect to the matters described in the notice and accompanying Proxy Statement for said meeting which have been received by the undersigned.

         THE PROXY FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND WHO RECOMMEND A VOTE "FOR" EACH OF THE PROPOSALS.

         The voting instruction will be voted as marked. IF NOT MARKED, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If you do not vote or this voting instruction is not returned properly executed, your votes will be cast by Phoenix on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. Please do not use fine point pens. [X]

NAME OF SERIES: [__________]


                                                                           ----------- ---------------- --------------
                                                                               FOR          AGAINST         ABSTAIN
-------------------------------------------------------------------------- ----------- ---------------- --------------
PROPOSAL 1:
----------

REORGANIZATION OF FUND

TO CONSIDER AND ACT UPON A PROPOSAL TO APPROVE THE AGREEMENT AND
PLAN OF REORGANIZATION, DATED MARCH 18, 2002, AND THE TRANSACTIONS IT
CONTEMPLATES, INCLUDING (A) THE TRANSFER OF ALL OR SUBSTANTIALLY ALL OF        [ ]            [ ]             [ ]
THE ASSETS OF THE PHOENIX-ENGEMANN NIFTY FIFTY SERIES TO
PHOENIX-ENGEMANN CAPITAL GROWTH SERIES, ANOTHER SERIES OF THE PHOENIX
EDGE SERIES FUND, IN EXCHANGE SOLELY FOR SHARES OF THE PHOENIX-ENGEMANN
CAPITAL GROWTH SERIES AND THE ASSUMPTION BY THE PHOENIX-ENGEMANN CAPITAL
GROWTH SERIES OF ALL KNOWN LIABILITIES OF THE PHOENIX-ENGEMANN NIFTY
FIFTY SERIES AND (B) THE DISTRIBUTION OF THE SHARES OF THE
PHOENIX-ENGEMANN CAPITAL GROWTH SERIES SO RECEIVED TO
-------------------------------------------------------------------------- ----------- ---------------- --------------



                                      C-37


                                                                           ----------- ---------------- --------------
                                                                               FOR          AGAINST         ABSTAIN
-------------------------------------------------------------------------- ----------- ---------------- --------------
SHAREHOLDERS OF THE PHOENIX-ENGEMANN NIFTY FIFTY SERIES IN COMPLETE
LIQUIDATION OF THE PHOENIX-ENGEMANN NIFTY FIFTY SERIES.
-------------------------------------------------------------------------- ----------- ---------------- --------------


----------------------------------------------------------------------------------------------------------------------
PROPOSAL 2:

TO CONSIDER AND ACT UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING AND ANY ADJOURNMENTS THEREOF.

----------------------------------------------------------------------------------------------------------------------


PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING
THE ENCLOSED ENVELOPE.



-------------------------------------------------------------------      ---------------------------------------------
   Signature of Participant                  Date                        Signature Joint Owner(s)           Date


PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL PARTICIPANTS SHOULD SIGN THIS VOTING INSTRUCTION; BUT IF ONE PARTICIPANT SIGNS, THIS SIGNATURE BINDS THE OTHER PARTICIPANT(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

                          THE PHOENIX EDGE SERIES FUND

These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of the Fund is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

o    Through the Internet at www.proxyweb.com;
o By telephone, with a toll-free call to the Fund's proxy tabulator, at 1-888-221-0697;
o By mail, using the enclosed Voting Instructions Card(s) and postage paid envelope; or
o    In person at the Special Meeting.

     We encourage you to vote by Internet or telephone, using the control number that appears at left. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose please read the enclosed proxy statement before you vote.

     PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. YOUR VOTE IS IMPORTANT.

     The undersigned shareholder of Phoenix-Engemann Nifty Fifty Series, a series of The Phoenix Edge Series Fund (the "Fund") hereby appoints Doreen A. Bonner, Noreen M. O'Connell and Richard J. Wirth, and any and each of them, proxies of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on March 18, 2002 at One American Row, Hartford, Connecticut, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any and all adjournments or postponements thereof, with respect to all shares of the Fund for which the undersigned is entitled to vote or with respect to which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present voting with respect to the specific matters set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revoked.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES WHO RECOMMEND A VOTE "FOR" EACH OF THE PROPOSALS.

         SPECIFY DESIRED ACTION BY CHECK MARK IN THE APPROPRIATE SPACE. IN THE ABSENCE OF SUCH SPECIFICATION, THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE BY VOTING SHARES REPRESENTED BY THIS PROXY IN FAVOR OF EACH OF THE PROPOSALS.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. Please do not use fine point pens. [X]

NAME OF SERIES: [__________]


                                                                           ----------- ---------------- --------------
                                                                              FOR          AGAINST         ABSTAIN
-------------------------------------------------------------------------- ----------- ---------------- --------------
PROPOSAL 1:
----------

REORGANIZATION OF FUND

TO CONSIDER AND ACT UPON A PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF
REORGANIZATION, DATED MARCH 18, 2002, AND THE TRANSACTIONS IT
CONTEMPLATES, INCLUDING (A) THE TRANSFER OF ALL OR SUBSTANTIALLY ALL OF       [ ]            [ ]             [ ]
THE ASSETS OF THE PHOENIX-ENGEMANN NIFTY FIFTY SERIES TO
PHOENIX-ENGEMANN CAPITAL GROWTH SERIES, ANOTHER SERIES OF THE PHOENIX
EDGE SERIES FUND, IN EXCHANGE SOLELY FOR SHARES OF THE PHOENIX-ENGEMANN
CAPITAL GROWTH SERIES AND THE ASSUMPTION BY THE PHOENIX-ENGEMANN CAPITAL
GROWTH SERIES OF ALL KNOWN LIABILITIES OF THE PHOENIX-ENGEMANN NIFTY
FIFTY SERIES AND (B) THE DISTRIBUTION OF THE SHARES OF THE
PHOENIX-ENGEMANN CAPITAL GROWTH SERIES SO RECEIVED TO
-------------------------------------------------------------------------- ----------- ---------------- --------------


                                      C-39


                                                                           ----------- ---------------- --------------
                                                                              FOR          AGAINST         ABSTAIN
-------------------------------------------------------------------------- ----------- ---------------- --------------
SHAREHOLDERS OF THE PHOENIX-ENGEMANN NIFTY FIFTY SERIES IN COMPLETE
LIQUIDATION OF THE PHOENIX-ENGEMANN NIFTY FIFTY SERIES.
-------------------------------------------------------------------------- ----------- ---------------- --------------

----------------------------------------------------------------------------------------------------------------------
PROPOSAL 2:

To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

----------------------------------------------------------------------------------------------------------------------


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


---------------------------------------------------------------         ---------------------------------------------
   Signature of Participant                  Date                       Signature Joint Owner(s)             Date

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.


                                      C-40